UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

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Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market
Preferred Stock Purchase Rights	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.         Other Events.

On August 2, 2021, Rocky Mountain Chocolate Factory, Inc. issued a press release announcing certain leadership and corporate governance changes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 2, 2021.

Important Additional Information and Where to Find It

Rocky Mountain Chocolate Factory, Inc. (the “Company”) intends to file a proxy statement on Schedule 14A, an accompanying proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from stockholders for the Company’s 2021 Annual Meeting of Stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” section of the of the Company’s Investor Relations website at www.rmcf.com/Investor-Relations.aspx or by contacting the Company’s Investor Relations department at (970) 375-5678, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from stockholders in connection with matters to be considered at the Company’s 2021 Annual Meeting of Stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers, in the Company is included in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on August 13, 2020, the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2021, filed with the SEC on June 1, 2021, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on June 28, 2021, and in the Company’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 and Annual Statements of Changes in Beneficial Ownership on Form 5. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders and other relevant documents to be filed with the SEC, if and when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: August 3, 2021	By:	/s/ Bryan J. Merryman
	Name:	Bryan J. Merryman
	Title:	Chief Executive Officer and Chief Financial Officer